Coast
                                Secured Term Note
                          (Equipment Acquisition Loans)

Co-Borrower:            Kendall Square Teleconferencing, Inc.,
                        a Massachusetts corporation
Address:                1 Kendall Square, Suite 328
                        Cambridge, Massachusetts 02139

Co-Borrower:            Conference Source International, Inc.,
                        a Georgia corporation
Address:                100 Hartsfield Center Parkway
                        Atlanta, Georgia 30354

Co-Borrower:            Telephone Business Meetings, Inc.,
                        a Delaware corporation
Address:                1861 Wiehle Avenue
                        Reston, Virginia 20190-5200

Co-Borrower:            Call Points, Inc.,
                        a Delaware corporation
Address:                1500 Hunter Loop Road
                        Montgomery, Alabama 36108

Co-Borrower:            American Conferening Company, Inc.,
                        a Delaware corporation
Address:                690 Kinderkamack Road
                        Oradell, New Jersey 07649

Co-Borrower:            Communication Development Corporation,
                        a Connecticut corporation
Address:                30 Main Street, Suite 400
                        Danbury, Connecticut 06810

Date:                   September 30, 1998


$4,000,000.00

         FOR VALUE RECEIVED, the undersigned Borrowers jointly and severally (except where expressly stated otherwise or unless the context requires a different meaning, reference to "Borrower" in this Secured Term Note, and all documents, agreements related thereto, shall mean each of the above-referenced Borrowers, jointly and severally), promise to pay to the order of Coast Business Credit(R), a division of Southern Pacific Bank ("Coast"), at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California, or at such other address as the holder of this Note shall direct, the principal sum of Four Million Dollars
($4,000,000.00), or such lesser sum as may be advanced from time to time hereunder. Advances to Borrower shall be in increments of at least One Hundred Thousand Dollars ($100,000.00) each, based on invoices supporting the advances pursuant to the terms hereof. The advances shall be based upon a rate of 80% of the purchase price of new or used equipment hereafter acquired by Borrower less any and all sales and other taxes and installation charges and expenses (subject to confirmation by appraisers selected by or otherwise acceptable to Coast that the advance rate for the particular used item(s) of equipment being acquired is reasonable); in addition, equipment that was purchased after December 1997 to the date of Closing will be considered eligible for advances at initial funding provided such equipment was new when purchased and such consideration will be on a case by case basis. At Coast's option, any used equipment acquired by Borrower shall be subject to confirmation by appraisers selected by or otherwise acceptable to Coast that the advance rate for the particular used item(s) of equipment being acquired is reasonable.

         Each advance of principal hereunder shall be repaid in equal monthly installments based on a thirty six (36) month amortization, commencing on the last day of the first full calendar month following such advance and continuing on the last day of each month thereafter. Each advance shall be added to the aggregate principal balance and the aggregate monthly principal payments shall be increased by the monthly principal amortization payment relating to each additional advance.

         The unpaid principal balance together with accrued interest and other charges shall be fully due and payable on the earlier of (i) the Maturity Date as provided in Section 9.1 of the Loan and Security Agreement dated as of the date hereof between Borrower and Coast or (ii) the effective date of termination as provided in Section 9.2 of the Loan and Security Agreement between Borrower and Coast of even date herewith (the Loan and Security Agreement and all documents and agreements relating thereto are collectively referred to as the "Loan Documents").

         Interest shall accrue at a rate equal to the "Prime Rate" plus one and a half percent (1.5%) per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest "Prime Rate" in effect during said month. Interest shall be payable monthly, on the last day of the month. "Prime Rate" means the actual "Reference Rate" or the substitute therefor of Bank of America NT & SA whether or not that rate is the lowest interest rate charged by said bank. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks.

         Principal of, and interest on, this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

         In the event any payment of principal or interest on this Note is not paid in full when due, or if any other Event of Default occurs under the Loan Documents or any other present or future instrument, document, or agreement between Borrower and Coast, Coast may, at its option, at any time, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting Coast's other rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the principal balance of this Note shall be increased by an additional five percent (5%) per annum. The acceptance of any installment of principal or interest by Coast after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Coast to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

         All payments hereunder are to be applied first to costs and fees referred to herein, second to the payment of accrued interest and the remaining balance to principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Coast shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder in its sole discretion.

         Borrower agrees to pay all reasonable costs and expenses (including, without limitation, attorneys' fees) incurred by Coast in connection with or related to this Note, or its enforcement, whether or not suit be brought. Borrower, to the maximum extent permitted by law, hereby further waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

         This Note is secured by the "Collateral" as described in the Loan Documents and all other present and future security that may be provided by Borrower to Coast. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Documents, or any other present or future document, instrument or agreement, between Borrower and Coast, and all of Coast's rights and remedies hereunder and thereunder are cumulative. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Loan Agreement unless the context requires a different meaning.

         In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

         No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Coast, and then only to the extent therein specifically set forth.

         EACH BORROWER AND THE HOLDER OF THIS NOTE HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COAST AND BORROWER UNLESS OTHERWISE EXPRESSLY AGREED TO IN WRITING; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF COAST OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH COAST OR BORROWER.

         This Note is payable in, and shall be governed by the internal laws of, the State of California.

            Co-Borrower:

KENDALL SQUARE TELECONFERENCING, INC.


By      /s/John J. Dion
        ---------------

Title   Vice President - Finance


By      /s/Courtney P. Snyder
        ---------------------

Title   President


         Co-Borrower:

CONFERENCE SOURCE INTERNATIONAL


By      /s/John J. Dion
        ---------------

Title   Vice President - Finance


By      /s/Glenn D. Bolduc
        ------------------

Title   President


            Co-Borrower:

TELEPHONE BUSINESS MEETINGS, INC.


By      /s/John J. Dion
        ---------------

Title   Vice President - Finance


By      /s/Glenn D. Bolduc
        ------------------

Title   Vice President


[SIGNATURES CONTINUED ON NEXT PAGE]

             Co-Borrower:

CALL POINTS, INC.


By      /s/John J. Dion
        ---------------

Title   Vice President - Finance


By      /s/Glenn D. Bolduc
        ------------------

Title   President


             Co-Borrower:

AMERICAN CONFERENCING COMPANY, INC.


By      /s/John J. Dion
        ---------------

Title   Vice President - Finance


By      /s/Glenn D. Bolduc
        ------------------

Title   President


             Co-Borrower:

COMMUNICATION DEVELOPMENT CORPORATION


By      /s/John J. Dion
        ---------------

Title   Vice President - Finance


By      /s/Glenn D. Bolduc
        ------------------

Title   Vice President